UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 14, 2019

TRUE NATURE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53601	87-0496850
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Peachtree Street, Suite 1150

Atlanta, GA 30309

(Address of Principal Executive Offices) (Zip Code)

(844) 383-8689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 14, 2019, the Company issued a press release containing a general overview of the Company’s current business activities and strategy as described by the Chief Executive Officer of the Company, Mr. Mark Williams. A copy is attached herein as Exhibit 99.1.

Additionally, on January 14, 2019, the Company updated its Investor Presentation as found on its web site at: www.truenatureholding.com . A copy is provided herein as Exhibit 99.2.

The information furnished under this Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 14, 2019
99.2	True Nature Holding, Inc. Investor Presentation dated January 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NATURE HOLDING INC.

Dated: January 14, 2019	By:	/s/ James Crone
	Name:	James Crone
	Title:	President and Interim Chief Financial Officer